UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2012

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 18, 2012, InfuSystem Holdings, Inc. issued a press release responding to the filing of preliminary proxy materials with the Securities and Exchange Commission by a dissident group of stockholders . A copy of the press release is filed as an exhibit to this Form 8-K.

INFUSYSTEM HOLDINGS INC. EXPECTS TO SOLICIT CONSENT REVOCATIONS PURSUANT TO A PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INFUSYSTEM AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN SUCH SOLICITATION. STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION REGARDING SUCH PARTICIPANTS AND THEIR INTERESTS FROM THE PROXY STATEMENT, WHEN IT IS AVAILABLE, AND FROM INFUSYSTEM’S PERIODIC REPORTS FILED WITH THE SEC. THE PERIODIC REPORTS ARE AVAILABLE, AND THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE, AT NO CHARGE AT THE WEB SITE OF THE SEC AT www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of InfuSystem Holdings, Inc. dated January 18, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ James Froisland
James Froisland
Chief Financial Officer

Dated: January 18, 2012

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release of InfuSystem Holdings, Inc. dated January 18, 2012.